                                                                 Exhibit 10.24.1


                                PATHNET, INC.
                             1015 31st Street NW
                             Washington, DC 20007

--------------------------------------------------------------------------------



                         CONSENT, WAIVER AND AMENDMENT



                                     March 19, 1998



To the holders of shares of
Series A Convertible Preferred Stock,
Series B Convertible Preferred Stock,
Series C Convertible Preferred Stock
and Common Stock of Pathnet, Inc.


Ladies and Gentlemen:


       Reference is made to (i) the Restated Certificate of Incorporation
(the "CERTIFICATE OF INCORPORATION") of Pathnet, Inc., a Delaware corporation (the "COMPANY"); (ii) the Bylaws (the "BYLAWS") of the Company; (iii) the Investment and Stockholders' Agreement, dated as of August 28, 1995, as amended (the "SERIES A AGREEMENT"), by and among the Company and certain of its stockholders signatories thereto; (iv) the Investment and Stockholders' Agreement, dated as of December 23, 1996, as amended (the "SERIES B AGREEMENT"), by and among the Company and certain of its stockholders signatories thereto; and (v) the Investment and Stockholders' Agreement, dated as of October 31, 1997 (the "INVESTMENT AND STOCKHOLDERS' AGREEMENT"), by and among the Company and certain of its stockholders signatories thereto. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Investment and Stockholders' Agreement.

       In order to consummate transactions relating to (i) a proposed offering (the "OFFERING") by the Company of units (the "UNITS"), each such Unit consisting of $1,000 principal amount of Senior Notes due 2008 (the "NOTES") of the Company and warrants (each, a "NOTEHOLDER WARRANT") to purchase shares of Common Stock of the Company, on substantially the terms set forth in the draft preliminary offering memorandum, dated March 19, 1998, attached hereto as EXHIBIT A (such preliminary offering memorandum, as it may be hereafter amended, modified or revised, is herein referred to as the "PRELIMINARY OFFERING MEMORANDUM"), and
(ii) the proposed credit facilities among the Company and/or its subsidiaries, its equipment vendors and certain other senior lenders (the "VENDOR CREDIT FACILITY"), on substantially the terms set forth in the term sheets attached hereto as EXHIBIT B (the "TERM SHEETS"), including, without limitation, the issuance to NEC Industries, Inc. (or an affiliate thereof) and Andrew Corporation (or an affiliate thereof) of warrants (the "VENDOR WARRANTS" and, together with the Noteholder Warrants, the "WARRANTS") to purchase shares of Common Stock, the Company is seeking from the holders its Common Stock, par value $.01 per share, Series A Convertible Preferred Stock, par value $.01 per share, Series B Convertible Preferred Stock, par value $.01 per share, and Series C Convertible Preferred Stock, par value $.01 per share (collectively, the "CAPITAL STOCK"), as the case may be, the consents, waivers and amendments contained herein.

       Accordingly, the Company requests the following consents, waivers and amendments described below to be made by the holders of record of the Capital Stock of the Company as of the date first written above (the "RECORD DATE"), such consents, waivers and amendments to be effective subject to the conditions set forth in paragraph 10 below. In the event any of the following consents, waivers or amendments is required to be approved by the holders of any shares of Capital Stock voting separately as a class under Section 242 of the General Corporation Law of the State of Delaware (the "DGCL") or pursuant to the Certificate of Incorporation or the Investment and Stockholders' Agreement, this Consent, Waiver and Amendment shall be deemed to have been made in accordance with the provisions of Section 228 and Section 242 of the DGCL.

       In consideration of the foregoing, and the mutual covenants and understandings contained herein, the Company and the record holder as of the Record Date of Capital Stock listed on the signature page hereto hereby agree as follows:

       1. APPROVAL OF OFFERING AND VENDOR CREDIT FACILITY. Such holder of Capital Stock consents to and approves the terms of (a) the Offering, including the issuance of the Units, on substantially the terms set forth in the Preliminary Offering Memorandum, and (b) the Vendor Credit Facility, on substantially the terms set forth in the Term Sheets; PROVIDED that, in each case, with such additional or different terms, including, without limitation, with respect to pricing, as shall be determined by the Board of Directors of the Company. Such holder of Capital Stock hereby waives the provisions of the Investment and Stockholders' Agreement, the Series A Agreement, the Series B Agreement or any other agreement or instrument to which such holder is a party or by which it is otherwise bound to the extent necessary to permit the Offering and the Vendor Credit Facility. Without limiting the generality of the foregoing, such holder of Capital Stock hereby waives the Company's non-compliance with the covenants provided in Sections 4.3, 4.5, 4A.1(f), 4A.2, 4A.3 and 4A.6 of the Investment and Stockholders' Agreement in connection with the Offering.

       2. APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION. Such holder of Capital Stock consents to and approves a Certificate of Amendment to the Certificate of Incorporation, in the form attached hereto as EXHIBIT C, to amend (a) Article III, Section A of the Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company to 10,200,000 shares; (b) Article III, Section B.4(f) of the Certificate of Incorporation to provide that, notwithstanding the provisions for anti-dilution adjustments contained therein, no anti-dilution adjustment shall result from the issuance by the Company of the Warrants or the exercise thereof; and (c) Article III, Section B.5 of the Certificate of Incorporation to provide that, notwithstanding the provisions for optional redemption contained therein, no optional redemption of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock may be made by the Company prior to 90 days after (i) the final maturity date of the Notes or (ii) such earlier date (after the redemption date specified in such section) as the Notes shall be indefeasibly paid in full. Such Certificate of Amendment shall be filed, if the Board of Directors deems appropriate, promptly following the receipt of this Consent, Waiver and Amendment from the holders of a majority of each of the Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

       3. APPROVAL OF AMENDED AND RESTATED BYLAWS. Such holder of Capital Stock consents to and approves the Amended and Restated Bylaws, in the form attached hereto as EXHIBIT D, to add the office of Executive Vice President which shall have the rights and duties of a Vice President.

       4.   AMENDMENT OF INVESTMENT AND STOCKHOLDERS' AGREEMENT.

            (a) RIGHTS TO PURCHASE. The Company and such holder of Capital Stock hereby consent and agree to amend the second paragraph of Section 6.1 of the Investment and Stockholders' Agreement by deleting the word "and" following clause (iv) of such paragraph and replacing the "." at the end of such paragraph with the following:

  ; (vi) issue warrants (the "NOTEHOLDER WARRANTS") to purchase shares of Common Stock in connection with the Company's offering (the "UNIT OFFERING") of units, consisting of $1,000 principal amount of Senior Notes due 2008 of the Company and warrants to purchase shares of Common Stock; and (vii) issue warrants (the "VENDOR WARRANTS" and together with the Noteholder Warrants, the "WARRANTS") to purchase shares of Common Stock in connection with the credit facilities among the Company or its subsidiaries, its equipment vendors and certain other senior lenders (the "VENDOR CREDIT FACILITY"); and (viii) issues shares of Common Stock upon exercise of the Warrants.

                 In addition, the Company and such holder of Capital Stock hereby consent and agree to add a new sentence to the end of the third paragraph of Section 6.1 of the Investment and Stockholders' Agreement which will read as follows:

  The Investors further acknowledge that, with respect to the issuance of the Warrants or the shares of Common Stock upon exercise of the Warrants, they have waived any preemptive rights granted to them under the Series A Agreement, Series B Agreement and this Agreement.

            (b)  RECISSION RIGHTS.

                 (i) The Company and such holder of Capital Stock hereby consent and agree to amend the Investment and Stockholders' Agreement by deleting Section 8.3 of the Investment and Stockholder's Agreement in its entirety.

                 (ii) Notwithstanding Section 8.11 of the Investment and Stockholders' Agreement, for purposes of clarity, if the undersigned is a holder of Series A Preferred Stock or Series B Preferred Stock, the Company and such holder of Capital Stock hereby further consent and agree to delete, in its entirety, Section 8.3 of the Series A Agreement and Section 8.3 of the Series B Agreement, respectively.

            (c) STOCK OPTION GRANTS. The Company and such holder of Capital Stock hereby consent and agree to amend Section 4.5 of the Investment and Stockholders' Agreement by adding a new SCHEDULE 4.5A to the Investment and Stockholders' Agreement which is attached hereto as EXHIBIT E and making the following modifications to Section 4.5:

                 (i) The first sentence is Section 4.5 shall be amended by deleting the phrase "with the terms of the 1995 Plan and the 1997 Plan as in effect on the Closing Date" and inserting in lieu thereof the following phrase "with the terms of the Company's 1995 Stock Option Plan (the "1995 Plan") and the Company's 1997 Stock Incentive Plan, as amended by Amendment No. 1 thereto (the "1997 Plan), in each case as in effect as of the date hereof."

                 (ii) The second sentence of Section 4.5 shall be amended to delete the reference therein to 950,310 shares and insert in lieu thereof "1,153,667 shares."

                 (iii) The following sentence should be inserted immediately following the existing second sentence of Section 4.5:
"Notwithstanding any of the foregoing, the Company shall be permitted to grant stock options (and issue stock upon the exercise thereof) of the Company to the individuals and entities listed on SCHEDULE 4.5A in the amounts and under the terms and conditions set forth opposite such individual or entity; PROVIDED that any individual who holds an office of vice president or higher shall have executed a Non-Disclosure, Assignment of Inventions and Non-Competition Agreement in the form attached hereto as EXHIBIT C-2.

                 (iv) The existing third sentence of Section 4.5 shall be amended by restating it in its entirety to read as follows: "Pursuant to the terms of the 1995 Plan and the 1997 Plan, qualified incentive stock options and nonqualified options may be granted to employees, officers, directors and consultants of the Company pursuant to and in accordance with the terms of this Agreement and the terms of the 1995 Plan and the 1997 Plan as in effect as of the date hereof and the exercise of any options shall be conditioned on the optionee making satisfactory provisions for the payment of any withholding taxes due on such exercise and agreeing to be bound by the provisions of Section 4.4 and Section 5 hereof."

                 (v) The existing fifth sentence of Section 4.5 is amended by adding the phrase "or Schedule 4.5A" immediately after the phrase "Schedule 2.3."

            (d) EXECUTION OF NON-DISCLOSURE, ASSIGNMENT OF INVENTIONS AND NON-COMPETITION AGREEMENT.

                 (i) The Company and such holder of Capital Stock hereby consent and agree to amend SCHEDULE 2.15 to the Investment and Stockholders' Agreement by amending footnote 1 thereto to read in its entirety as follows:

  (1) The Company will present a revised non-competition agreement, substantially in the form of EXHIBIT C-2 to this Agreement, to such employees who hold offices of vice president or higher. Employees who hold offices lower than vice president will be required to execute a non-disclosure agreement with the Company, substantially in the form of EXHIBIT C-1.

                 (ii) The Company and such holder of Capital Stock hereby consent and agree to amend Section 4.6 of the Investment and Stockholders' Agreement by adding, immediately after "Key Management Employee" and immediately before "to execute" in clause (iii) of Section 4.6 of the Investment and Stockholders' Agreement, the following:

  , who hold an office of vice president or higher of the Company,

       5. CONSENT TO ELECTION OF OFFICERS. Such holder of Capital Stock consents to and approves the election by the Company's Board of Directors of the following individuals as officers of the Company:

  David Schaeffer:         Chairman of the Board and Treasurer
  Richard A. Jalkut:       President and Chief Executive Officer
  Kevin J. Bennis:         Executive Vice President, and
                           President, Communications Services Division
  William R. Smedberg, V:  Vice President, Finance and Corporate Development
  Michael A. Lubin:        Vice President, General Counsel and Secretary
  Michael L. Brooks:       Vice President, Network Development

       6. CONSENT TO AMEND THE 1997 STOCK INCENTIVE PLAN. Such holder of Capital Stock consents to and approves the amendment to the Company's 1997 Stock Incentive Plan (the "1997 PLAN") substantially in the form attached hereto as EXHIBIT F. Such holder of Capital Stock further consents and agrees to increase the authorized shares of Common Stock reserved under the 1997 Plan by an additional 425,985 shares.

       7. CONSENT TO GRANTS UNDER THE 1997 STOCK INCENTIVE PLAN. Such holder of Capital Stock consents to and approves the grant of stock options to the individuals listed on EXHIBIT E in the amount and under the terms and conditions set forth opposite such individual's name.

       8.   REPRESENTATIONS AND WARRANTIES OF HOLDERS.  Such holder of
Capital Stock represents and warrants that (a) as of the date first written above, such holder owns the shares of Capital Stock set forth below its, his or her name in the acceptance form hereof; (b) through the date of acceptance of this Consent, Waiver and Amendment, such holder has not sold, pledged, encumbered or otherwise transferred or disposed of such shares of Capital Stock held by such holder; (c) such holder has the sole power to vote such shares of Capital Stock and has the legal capacity, power and authority to execute and deliver this Consent, Waiver and Amendment; and (d) this Consent, Waiver and Amendment has been duly authorized, executed and delivered by, and constitutes valid and binding consents, waivers and amendments of such holder.

       9.   ADDITIONAL CLOSING OF SALE AND PURCHASE OF SERIES C PREFERRED
STOCK. If the undersigned is a holder of Series C Preferred Stock, the undersigned hereby agrees that, notwithstanding the provisions of Section 1.3(b) of the Investment and Stockholders' Agreement to the contrary, the Additional Closing pursuant to Section 1.3(b) of the Investment and Stockholders' Agreement shall occur "in escrow" on the date specified by Goodwin, Procter & Hoar LLP, counsel to the holders of Series C Preferred Stock, which date is expected to be approximately one week prior to the closing of the Offering (the "ESCROW CLOSING DATE"), and shall be released from escrow simultaneously with, and at the location of, the closing of the Offering; PROVIDED that if the closing of the Offering does not occur within 21 days after the Escrow Closing Date, the funds held in escrow on behalf of the undersigned shall be returned to the undersigned. In the event the funds held in escrow are returned to the undersigned, the Additional Closing shall take place in accordance with the provisions of Section 1.3(b) of the Investment and Stockholders' Agreement.

       10.  EFFECTIVENESS OF THIS CONSENT, WAIVER AND AMENDMENT.  This
Consent, Waiver and Amendment shall become effective with respect to the undersigned holder of Capital Stock when the Company shall have received counterparts of this Consent, Waiver and Amendment that, when taken together, bear the signatures of the Company and the holders of the requisite number of outstanding shares of Capital Stock to approve the consents, waivers and amendments set forth herein; PROVIDED that such effectiveness date shall be within 60 days from the date the Company shall have received a counterpart of this Consent, Waiver and Amendment from such holder; PROVIDED, FURTHER, that this Waiver, Consent and Amendment shall be deemed to be void AB INITIO and of no force or effect in the event that the Offering is not completed on or before June 30, 1998.

       11. GOVERNING LAW. This Consent, Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

       12. COUNTERPARTS. This Consent, Waiver and Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute the same instrument.

       If you are in agreement with the foregoing, please sign the form of acceptance in the space below provided on a counterpart of this letter and return the same to the Company whereupon this letter shall become a binding Consent, Waiver and Amendment of the undersigned subject to the satisfaction of the conditions to effectiveness set forth above.

                      Very truly yours,

                      PATHNET, INC.


                      By: /s/ Michael A. Lubin
                         ---------------------------------
                          Name:  Michael A. Lubin
                          Title: Vice President,
                                 General Counsel and Secretary




                      /s/ David Schaeffer
                      ------------------------------------
                      David Schaeffer, Individually



                      SPECTRUM EQUITY INVESTORS, L.P.

                      By: /s/ Kevin J. Maroni
                         ---------------------------------
                          Name:  Kevin J. Maroni
                          Title: Partner

                      SPECTRUM EQUITY INVESTORS II, L.P.

                           By:  Spectrum Equity Associates II, L. P.


                           By: /s/ Kevin J. Maroni
                              ---------------------------------
                               Name:  Kevin J. Maroni
                               Title: General Partner


                      NEW ENTERPRISE ASSOCIATES VI, LIMITED
                      PARTNERSHIP

                           By:  NEA Partners VI, Limited
                                 Partnership

                           By: /s/ Peter J. Barris
                              ---------------------------------
                              Name:  Peter J. Barris
                              Title:   General Partner

                      ONSET ENTERPRISE ASSOCIATES II, L.P.

                           By:  OEA II Management, LLC

                           By: /s/ Thomas E. Winter
                              ---------------------------------
                              Name:  Thomas E. Winter
                              Title:   General Partner


                      ONSET ENTERPRISE ASSOCIATES III, L.P.

                           By:  OEA III Management, LLC

                           By: /s/ Thomas E. Winter
                              ---------------------------------
                              Name:  Thomas E. Winter
                              Title:    Managing Director

                      CORMAN FOUNDATION, INCORPORATED

                      By: /s/ James F. Corman
                         ---------------------------------
                         Name:  James F. Corman
                         Title:    President

                      IAI INVESTMENT FUNDS VIII, INC. (IAI VALUE
                      FUND)

                      By: /s/ R. David Spreng
                         ---------------------------------
                         Name:  R. David Spreng
                         Title:    Senior Vice President


                      IAI INVESTMENT FUNDS VI, INC. (IAI
                      BALANCED FUND)

                      By: /s/ R. David Spreng
                         ---------------------------------
                         Name:  R. David Spreng
                         Title:    Senior Vice President


                      /s/ Thomas Domencich
                      ------------------------------------
                      Thomas Domencich, Individually

                      /s/ Dennis R. Patrick
                      ------------------------------------
                      Dennis R. Patrick, Individually

                      GROTECH PARTNERS IV, L.P.


                           By:  Grotech Capital Group IV, LLC,
                                  General Partner


                           By: /s/ Patrick J. Kerins
                              --------------------------------
                              Name:  Patrick J. Kerins
                              Title:    Managing Director


                      TORONTO DOMINION CAPITAL (U.S.A.), INC.


                           By: /s/ Martha L. Gariepy
                              --------------------------------
                              Name:  Martha L. Gariepy
                              Title:    Secretary/Treasurer

                      UTECH CLIMATE CHALLENGE FUND, L.P.

                           By:  ARETE CLIMATE CHALLENGE
                                  PARTNERS, L.L.C.
                                  General Partner

                           By:  ARETE VENTURES, INC.
                                  Managing Member

                           By: /s/ William T. Heflin
                              -------------------------------
                              Name:  William T. Heflin
                              Title:    Vice President


                      UTILITY COMPETITIVE ADVANTAGE FUND,
                      L.L.C.

                           By:  ARETE COMPETITIVE
                                 ADVANTAGE PARTNERS, L.L.C.
                                 General Partner


                           By:  ARETE VENTURES, L.L.C.

                           By: /s/ William T. Heflin
                              -------------------------------
                              Name:  William T. Heflin
                              Title:   Managing Director


                      FBR TECHNOLOGY VENTURE PARTNERS L.P.

                           By:  FBR Venture Capital Managers, Inc.,
                                  its General Partner

                           By: /s/ Gene Riechers
                              -------------------------------
                              Name:  Gene Riechers
                              Title:    Managing Director


                      /s/ Shawn J. Colo
                      ---------------------------------------
                      Shawn J. Colo, Individually

                      /s/ Benjamin M. Coughlin
                      ---------------------------------------
                      Benjamin M. Coughlin, Individually

                      /s/ Michael J. Kennealy
                      ---------------------------------------
                      Michael J. Kennealy, Individually

                      /s/ Matthew N. Mochary
                      ---------------------------------------
                      Matthew N. Mochary, Individually

                      /s/ Robert A. Nicholson
                      ---------------------------------------
                      Robert A. Nicholson, Individually

                      /s/ Fred Wang
                      ---------------------------------------
                      Fred Wang, Individually